UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2014

APOLLO MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25809	46-3837784
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

700 N. Brand Blvd., Suite 220, Glendale, CA 91203

(Address of principal executive offices) (zip code)

(818) 396-8050

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes In Registrant's Certifying Accountant

(a) Prior independent registered public accounting firm

Apollo Medical Holdings, Inc. (the “Registrant” or “Company”) reports in this current report on Form 8-K a change in its principal accountant to audit Registrant’s financial statements.

Effective on May 12, 2014, the Registrant's principal accountant, Kabani & Company, Inc. (“Kabani”), was dismissed as the Registrant's independent registered public accounting firm.

Kabani’s issued report on the Registrant's financial statements for the fiscal year ended January 31, 2014, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. Kabani’s issued report on the Registrant's financial statements for the fiscal year ended January 31, 2013, did not contain an adverse opinion or disclaimer of opinion, and was prepared using U.S. generally accepted accounting principles applicable to a going concern.

Registrant’s decision to change accountants was recommended and approved by the Board of Directors of the Registrant on May 12, 2014.

In connection with the audit of the Registrant's consolidated financial statements for the years ended January 31, 2014, and 2013, and through the subsequent interim period preceding the dismissal of Kabani, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Kabani, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

There are no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Registrant has provided Kabani a copy of the statements made in response to this Item 4.01 and has requested Kabani to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Kabani agrees with such statements. A copy of the letter of Kabani is filed as Exhibit 16.1 to this current report on Form 8-K.

(b) New independent registered public accounting firm

Effective on May 12, 2014, the Board of Directors recommended, approved and directed the selection of BDO USA, LLP (“BDO”) as the Company’s new independent registered public accounting firm.

During the two most recent fiscal years, and the subsequent interim period prior to the engagement of BDO, neither the Company, nor anyone on its behalf, consulted BDO regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, where either a written report was provided to the Company or oral advice was provided, that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter from Kabani & Company, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO MEDICAL HOLDINGS, INC.

Dated: May 15, 2014	By:	/s/ Warren Hosseinion
Name: Warren Hosseinion
Title: Chief Executive Officer